UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                         Washington, D. C.  20549

                                 FORM 8-K
                              CURRENT REPORT

  Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

    Date of Report (Date of earliest event reported)  January 24, 2001


                          AMC ENTERTAINMENT INC.
          (Exact name of registrant as specified in its charter)


        DELAWARE                1-8747            43-1304369
(State or other jurisdiction (Commission         (IRS Employer
       of incorporation)     File Number)    Identification No.)





106 W. 14TH  STREET
P.O. Box 219615
Kansas City,  Missouri                    64121-9615
(Address of principal executive offices)  (Zip Code)


Registrant's telephone number, including area code (816) 221-4000



Item 7. Financial Statement and Exhibits.

Exhibits:

99.1 January 24, 2001 Press Release

99.2 January 25, 2001 Press Release

Item 9. Regulation FD Disclosure.

Attached as Exhibit 99.1 and incorporated into this Item 9. by reference, is a press release which was issued by AMC Entertainment, Inc. announcing operating results for the third quarter of fiscal 2001.

Attached as Exhibit 99.2 and incorporated into this Item 9. by reference, is a press release which was issued by AMC Entertainment, Inc. which clarifies its theatre closing plans.


                                SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              AMC ENTERTAINMENT INC.



Date:  January 26, 2001       By:  /s/ Craig R. Ramsey
                                   ---------------------
                                   Craig R. Ramsey
                                   Senior Vice President, Finance,
                                   Chief Financial Officer and
                                   Chief Accounting Officer